Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator Laddered Allocation Power Buffer ETF™

(formerly Innovator Laddered Fund of U.S. Equity Power Buffer ETFs™)

(the “Fund”)

Supplement To the Fund’s Summary Prospectus, Prospectus
and Statement of Additional Information,
Each Dated October 7, 2021

Dated February 8, 2022

Notwithstanding anything to the contrary in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, the Fund’s name will change from the “Innovator Laddered Fund of U.S. Equity Power Buffer ETFs™” to the “Innovator Laddered Allocation Power Buffer ETF™,” effective on February 9, 2022.

Additionally, Innovator Capital Management, LLC, the Fund’s investment adviser (“Innovator”), has agreed to waive management fees of 0.10% of average daily net assets until June 30, 2024. This waiver will continue until June 30, 2024, subject to termination by action of the Board of Trustees of the Trust at any time upon 60 days’ written notice by the Trust on behalf of the Fund, or by Innovator on or after June 30, 2024. The “Fees and Expenses of the Fund” table has been revised to add a “Fee Waiver” line item and is replaced in its entirety as follows:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%
Distribution and Service (12b‑1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.79%
Total Annual Fund Operating Expenses	0.99%
Fee Waiver(1)	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver	0.89%
(1)

Innovator Capital Management, LLC, the Fund’s investment adviser, has agreed to waive management fees of 0.10% of average daily net assets until June 30, 2024. The waiver may be terminated by action of the Board of Trustees of the Trust at any time upon 60 days’ written notice by the Trust, on behalf of the Fund, or by the Fund’s investment adviser on or after June 30, 2024.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$10	$44	$92	$235

Please Keep This Supplement With Your Summary Prospectus, Prospectus and Statement of Additional Information For Future Reference